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                                                                EXHIBIT 10.140


Indexing Instructions:

Prepared by and after Recording Return To:
Kay K. Bains, Esq.
Walston, Wells, Anderson and Bains, LLP
505 20th Street North, Suite 500
Birmingham, Alabama 35201
(205) 251-9600

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STATE OF TEXAS      )
COUNTY OF HARRIS    )

                                    AMENDMENT
                                       TO
                      DEED OF TRUST AND SECURITY AGREEMENT

                  This Amendment to Deed of Trust and Security Agreement (the "Amendment") is dated and is effective as of December 23, 2002, and is by and between DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company (together with its successors and assigns, the "Grantor"), whose address is c/o Diversicare Leasing Corp., 227 Mallory Station Road, Suite 130, Franklin, Tennessee 37067, and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (together with its successors and assigns, the "Beneficiary"), whose address is 200 Witmer Road, P.O. Box 809, Horsham, Pennsylvania 19044.

                                    RECITALS:

                  A. Diversicare Leasing Corp. ("DLC") executed in favor of Beneficiary that certain Deed of Trust and Security Agreement dated December 27, 1996, and recorded under Clerks' File No. S268193 in the Real Property Records of Harris County, Texas, as assumed by Grantor pursuant to that certain Assumption of Deed of Trust and Security Agreement dated December 1, 2000, and recorded under Clerk's File No. U778174 in the Real Property Records of Harris County, Texas (the "Deed of Trust"). Unless otherwise defined in this Amendment, capitalized terms shall have the meaning given to them in the Deed of Trust.

                  B. The Grantor and the Beneficiary desire to amend the Deed of Trust and have agreed to execute this Amendment to evidence such modification.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the above Recitals, the Grantor and the Beneficiary hereby amend the Deed of Trust as follows:

                  The final maturity date, as reflected in the Deed of Trust, is hereby changed to March 31, 2004.

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                  Except as expressly amended hereby, the Deed of Trust shall remain in full force and effect in accordance with its terms.

                  The Grantor represents and warrants that the representations and warranties set forth in the Deed of Trust are as true and correct on the date hereof as when initially made, except as such representation or warranty expressly relates to another date.

                  The Grantor acknowledges and agrees that there are no offsets or defenses to the obligations set forth in the Deed of Trust, as hereby amended, and represents that there are no Events of Default existing on the date hereof, nor are there any facts or consequences which will or could lead to an Event of Default under the Deed of Trust, as hereby amended, except as disclosed by Grantor and Diversicare Management Services Co. in that certain Quarterly Compliance Statement & Census Data report and that certain Compliance Certificate, each for the period ending September 30, 2002, and signed by Grantor's Chief Financial Officer and Executive Vice President.

                  IN WITNESS WHEREOF, the Grantor and the Beneficiary have caused this Amendment to be properly executed by their respective duly authorized officers as of the date first above written.


                                    GRANTOR:

                                    DIVERSICARE AFTON OAKS, LLC, a Delaware
                                    limited liability company


                                    By: Diversicare Leasing Corp.
                                    Its: Sole Member

                                          By: /s/ William R. Council, III
                                              -------------------------------
WITNESS:                                  Its: Chief Executive Officer


--------------------------------

Print Name:
           ---------------------

                                    BENEFICIARY:

                                    GMAC COMMERCIAL MORTGAGE CORPORATION

WITNESS:
                                    By: /s/ GMAC Commercial Mortgage Corporation
                                        ----------------------------------------

                                    Its:
--------------------------------        ----------------------------------------

Print Name:
           ---------------------

STATE OF TENNESSEE         )
                           )    SS.
COUNTY OF __________       )

         Before me, a Notary Public of said State and County aforesaid, personally appeared William R. Council III, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Chief Executive Officer of Diversicare Leasing Corp., the sole member of Diversicare Afton Oaks, LLC, a Delaware limited liability company, the bargainor, and that he, as such Chief Executive Officer, being duly authorized to do so on behalf of such corporation in its capacity as sole member of said limited liability company, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation, in its capacity as sole member of said limited liability company, by himself as such Chief Executive Officer of said corporation.

         Witness my hand, at office, this ____ day of December, 2002.


                                                -------------------------------
                                                Notary Public

                                                -------------------------------
                                                Print Name

My commission expires:
                      -------------------

STATE OF ____________      )
                           )     SS.
COUNTY OF __________       )

         Before me, a Notary Public of said State and County aforesaid, personally appeared ___________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself/herself to be the _____________ of GMAC Commercial Mortgage Corporation, a California corporation, the bargainor, and that he/she, as such ____________, being duly authorized to do so on behalf of such corporation, executed the foregoing instrument for the purpose therein contained, by signing his/her name as ___________________ of the corporation.

         Witness my hand, at office, this ____ day of December, 2002.


                                                  ------------------------------
                                                  Notary Public

                                                  ------------------------------
                                                  Print Name

My commission expires:
                      ------------------------





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